GENERAL INFORMATION:	12 Months Ended
Dec. 31, 2017
General Information
GENERAL INFORMATION:

NOTE 1 - GENERAL INFORMATION:

a.	General Information:

1)	Intec Pharma Ltd. (“Intec”) is engaged in the development of proprietary technology which enables the gastric retention of certain drugs. The technology is intended to significantly improve the efficiency of the drugs and substantially reduce their side-effects or the effective doses.

Intec is a limited liability public company incorporated and domiciled in Israel. The registered address of its offices is 12 Hartom St., Jerusalem, Israel.

Intec’s ordinary shares are being traded on the Tel-Aviv Stock Exchange Ltd. (“TASE”) and on the NASDAQ Capital Market (“NASDAQ”).

In September 2017, Intec incorporated a wholly-owned subsidiary in the United States of America in the State of Delaware – Intec Pharma Inc. (the “Subsidiary”). The Subsidiary was incorporated mainly to provide Intec executive and management services, including business development and investor relationship activities outside of Israel.

2)	Intec together with its Subsidiary (the “Company”) is engaged in research and development activities and has not yet generated revenues from its operations. Accordingly, there is no assurance that the Company’s operations will generate positive cash flows. As of December 31, 2017 the cumulative losses of the Company were approximately USD 90.5 million. Management expects that the Company will continue to incur losses from its operations in the foreseeable future, which will result in negative cash flows from operating activities. Company management believe that, without further fund raising, it will not have sufficient working capital to enable it to continue advancing its activities, including the development of its products for a period of at least 12 months from the date of approval of the financial statements. As a result, there is substantial doubt about the Company’s ability to continue as a going concern.

The Company plans to fund its future operations through submissions of applications for grants from private funds, license agreements with third parties and raising capital from the public and/or private investors and/or institutional investors. The Company’s current cash resources are not sufficient to complete the research and development of all of its products. The Company will need to raise additional capital in order to complete its Phase III clinical trial for AP-CDLD and its continued development. There is no assurance, however, that the Company will be successful in obtaining the level of financing needed for its operations and the research and development of its products. If the Company is unsuccessful in securing sufficient financing, it may need to curtail or cease operations.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

3)	On August 21, 2017, the Company completed an underwritten public offering and raised, together with the exercise of the underwriters’ over-allotment option, a total of approximately $53.6 million (net of underwriting discounts, commissions and other offering expenses in the amount of $3.8 million). For more details see note 13b(6). In addition, in March 2017, the Company raised approximately $9.5 million (net of issuance costs of $0.5 million) in a private placement to several investors, for details see note 13b(5).

b.	Approval of financial statements

The consolidated financial statements were approved by the Company’s Board of Directors on March 7, 2018.